UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2016
_________________

AMERICAN LORAIN CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-34449	87-0430320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation or organization)		Number)

Beihuan Road Junan County
Shandong, China	276600
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 539-7317959

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events

Attached as Exhibit 99.l to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference is a copy of the press release issued September 9, 2016 announcing discussions between American Lorain Corporation and Shengrong Environmental Protection Holding Company Limited regarding a potential transaction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description

99.1	Press Release issued September 9, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2016	AMERICAN LORAIN CORPORATION

	By:	/s/ Si Chen
	Name:	Si Chen
	Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Number	Description

99.1	Press Release issued September 9, 2016